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                                                                EXHIBIT 23.6



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    ----------------------------------------



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports for Softool Corporation dated September 29, 1995 included in PLATINUM technology, inc.'s Form 10-K for the year ended December 31, 1995.



                                       /s/ ARTHUR ANDERSEN LLP

                                       ARTHUR ANDERSEN LLP



Los Angeles, California
January 29, 1997